UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: 811-23219

USQ Core Real Estate Fund
(Exact name of registrant as specified in charter)

235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Address of principal executive offices) (Zip code)

Union Square Capital Partners, LLC
235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
 (Name and address of agent for service)

(484) 731-3101
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  June 30, 2019

 Item 1. Schedule of Investments.

USQ Core Real Estate Fund	Schedule of Investments
June 30, 2019 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments - 89.0%
Private Equity Real Estate Funds - 89.0%* (1)
AEW Core Property Trust (U.S.), Inc.	1,201	$1,238,430
American Core Realty Fund, LP	11	1,442,971
ASB Allegiance Real Estate Fund, LP	945	1,403,210
Barings Core Property Fund, LP	11,083	1,480,970
BGO Daily Value Fund, LP - Class F	13,345	148,681
BGO Diversified U.S. Property Fund	590	1,298,165
BlackRock U.S. Core Property Fund, LP (2)	–	1,216,871
CBRE U.S. Core Partners, LP	2,677,624	3,893,413
Clarion Lion Properties Fund, LP	1,932	2,944,872
GWL U.S. Property Fund, LP (3)	–	1,467,648
MetLife Core Property Fund, LP	830	1,189,805
PRISA, LP	2,120	3,606,674
RREEF America REIT II, Inc.	9,760	1,227,251
Smart Markets Fund, LP	2,336	3,675,985
U.S. Real Property Income Fund, LP (4)	–	1,429,164
UBS Trumbull Property Fund, LP	123	1,323,020
Total Real Estate Investments (Cost $27,296,991)		28,987,130

Short-Term Investments - 10.7%
Money Market Fund - 10.7%
Invesco Government & Agency - Institutional Shares, 2.27% (5)	3,497,500	3,497,500
Total Short-Term Investments (Cost $3,497,500)

Total Investments - 99.7% (Cost $30,794,491)		$32,484,630
Other Assets Less Liabilities - 0.3%		96,277
Net Assets - 100.0%		$32,580,907

Percentages are stated as a percent of net assets.
LP - Limited Partnership
REIT - Real Estate Investment Trust
(1)	Securities considered illiquid. As of June 30, 2019, the value of these investments was $28,987,129 or 89.0% of the Funds' net assets.
(2)	Partnership is not designated in units. The Fund owns approximately 0.06% at June 30, 2019.
(3)	Partnership is not designated in units. The Fund owns approximately 0.15% at June 30, 2019.
(4)	Partnership is not designated in units. The Fund owns approximately 0.09% at June 30, 2019.
(5)	Rate reflects seven-day effective yield on June 30, 2019.

USQ Core Real Estate Fund	Schedule of Investments
June 30, 2019 (Unaudited)
* Additional Information on Investments in Private Investment Funds:

Fair Value	Security	Redemption Frequency	Redemption Notice (Days)**		Commitments as of June 30, 2019
$ 1,238,430	AEW Core Property Trust (U.S.), Inc.	Quarterly	45		$ 116,603
1,442,971	American Core Realty Fund, LP	Quarterly	10		0
1,403,210	ASB Allegiance Real Estate Fund, LP	Quarterly	30		0
1,480,970	Barings Core Property Fund, LP	Quarterly	30		115,000
148,681	BGO Daily Value Fund, LP - Class F	Daily	N/A	***	0
1,298,165	BGO Diversified U.S. Property Fund	Quarterly	45		0
1,216,871	BlackRock U.S. Core Property Fund, LP	Quarterly	60		500,000
3,893,413	CBRE U.S. Core Partners, LP	Quarterly	60		102,800
2,944,872	Clarion Lion Properties Fund, LP	Quarterly	90		0
1,467,648	GWL U.S. Property Fund, LP	Quarterly	90		0
-	Madison Core Property Fund ****	Quarterly	90		1,600,000
1,189,805	MetLife Core Property Fund, LP	Quarterly	60		500,000
3,606,674	PRISA, LP	Quarterly	90		0
1,227,251	RREEF America REIT II, Inc.	Quarterly	45		0
3,675,985	Smart Markets Fund, LP	Quarterly	45		0
1,429,164	U.S Real Property Income Fund, LP	Quarterly	90		0
1,323,020	UBS Trumbull Property Fund, LP	Quarterly	60		0

** Each of the following Private Investment Funds can suspend redemptions if its respective Board deems it in the best interest of its shareholders. None of these Private Investment Funds currently have suspended redemptions.

***Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.
****A capital commitment was made by the Fund in June 2019, however, there were no capital calls prior to June 30, 2019. Therefore, the security is not included on the Schedule of Investments.

Tax Basis

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows*:

Cost of investments	$ 30,794,491
Gross unrealized appreciation	1,690,139
Net unrealized appreciation	$ 1,690,139

*Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include:  interests in which the Adviser has the ability to redeem its investment at net asset value (“NAV”) on the measurement date quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. A Level 3 input includes an interest in which the Adviser does not have the ability to redeem its investment at NAV as of the measurement date (i.e. private real estate investments funds).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds(a)	$-	$-	$-	$28,987,130
Short Term Investments	3,497,500	-	-	3,497,500
Total	$3,497,500	$-	$-	$32,484,630
(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

It is the Fund’s policy to record transfers between all Levels as of the end of the reporting period.

Third-Party Pricing Agents
The Adviser may contract with independent, third-party pricing agents to provide primary and secondary valuation coverage.  Generally, there will be only one primary pricing agent identified for each type of security within the Fund’s portfolio.

Use of Independent Brokers to Value Securities
If a security price cannot be obtained from an independent, third-party pricing agent, the Adviser shall seek to obtain a bid price from at least one independent broker.   The Adviser shall report to the Board on any use of an independent broker to value securities.

Fair Value Pricing Procedures
Securities for which market prices are not "readily available," or which cannot be valued using the methodologies described in these procedures, will be valued in accordance with the Adviser’s Valuation Policy as approved by the Board.  Notwithstanding the foregoing, a security shall not be required to be fair valued in accordance with the Adviser’s Valuation Policy if the aggregate impact to the Fund's NAV would be less than $0.01 if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario.  In such cases, the most recent available market value for such security may be used.

Use of Estimates
The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and comply with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Cash
Cash includes non-interest bearing non-restricted cash with one institution.

Investment Transactions
Investment security transactions are accounted for on trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Investment Income
Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds.

Industry Concentration
If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry.  In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share.  Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore and value of the Fund’s portfolio will be adversely affected.  As of June 30, 2019 the Fund had 89.0% of the value of its net assets invested within the real estate industry.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Operating Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) USQ Core Real Estate Fund

By (Signature and Title) /s/ S. Timothy Grugeon
    S. Timothy Grugeon, Chief Executive Officer

Date           8/22/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ S. Timothy Grugeon
 S. Timothy Grugeon, Chief Executive Officer

Date            8/22/2019

By (Signature and Title) /s/ G. Keith Downing
      G. Keith Downing, Chief Operating Officer

Date             8/22/2019